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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 1, 2003

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Date of Report (Date of earliest reported)

NEVADA STAR RESOURCE CORP.

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(Exact Name of Registrant as Specified in its Charter)

Yukon Territory, Canada ------------------------------------	000-25489 ---------------------------------	91-0239195 ----------------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID)

Suite 500, 625 Howe Street

Vancouver, British Columbia, Canada, V6C 2T6

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(Address of Principal Executive Offices)

(604) 688-0833

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report)

SEC 873 (10/02)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.

OTHER EVENTS

A description of an event affecting the Registrant is set forth in the Registrant's press release dated October 31, 2003 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

ITEM 7.

EXHIBITS

Exhibit No.

Description

Press Release Issued October 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEVADA STAR RESOURCE CORP.

By:

/s/ Robert Angrisano

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Robert Angrisano

President and Director

Dated:  November 14, 2003